RMB FUNDS

RMB Fund
RMB Mendon Financial Services Fund
RMB International Fund
RMB Japan Fund
RMB Small Cap Fund
RMB SMID Cap Fund

series of RMB Investors Trust (the “Trust”)
(each, a “Fund” and collectively, the “Funds”)

Supplement Dated May 21, 2024 to the Funds’ Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2024

Notification of Approval of Investment Advisory and Sub-Advisory Agreements
At a special meeting of the RMB Mendon Financial Services Fund (the “Financial Services Fund”) shareholders reconvened on May 14, 2024, shareholders approved a new investment advisory agreement between Curi RMB Capital, LLC (“Curi RMB”) and the Trust, on behalf of the Financial Services Fund, and a new sub-advisory agreement between Curi RMB and Mendon Capital Advisors Corp. (the “Sub-Adviser”) with respect to the Financial Services Fund.
In accordance with the foregoing, all references (including through the use of defined terms) in the Funds’ Prospectus and SAI to an interim investment advisory agreement and an interim sub-advisory agreement, as well as the holding in escrow of the compensation or fees paid pursuant to those interim agreements, are deleted.
In addition, the third through fifth paragraphs of the section of the Prospectus titled “The Investment Adviser” are replaced with the following:
Pursuant to an investment advisory agreement, which has been approved by the Board and the Funds’ shareholders, the Adviser is responsible for managing the investment and reinvestment of each Fund’s assets in accordance with the Fund’s investment objective and policies, including economic research, industry and company analysis, the purchase and sale of portfolio securities, and maintaining books and records of the Fund. The Adviser also has overall responsibility for the general management of the Funds’ operations, including arranging for and assisting the Board with oversight of the services provided by third-party service providers. In return for its services, the Adviser receives a fee from each Fund as set forth below under the heading “Management Fees and Expense Limitation Agreement.”
With respect to the Financial Services Fund, the Adviser has entered into a sub-advisory agreement with Mendon, which has been approved by the Board and the Fund’s shareholders, pursuant to which Mendon provides the Fund with investment advice, consistent with the Fund’s investment objective and policies, subject to the oversight of the Adviser. The Adviser pays a sub-advisory fee to Mendon out of the Adviser’s own assets. The Fund is not responsible for paying any portion of the sub-advisory fee to Mendon.

Advisory and Sub-Advisory Agreement Approval
A discussion regarding the Board of Trustees’ basis for approving (1) the investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser and (2) the sub-advisory agreement between the Adviser and Mendon with respect to the Financial Services Fund, is included in the annual report for these Funds for the period ended December 31, 2023.
The first two paragraphs in the sub-section “Compensation Information” of the SAI section titled “Investment Management and Other Services – Investment Adviser” are replaced with the following:
Compensation Information
The Trust, on behalf of each Fund, has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser, pursuant to which the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, or select a sub-adviser to carry out this responsibility, and (b) supervise all aspects of the Fund’s investment operations except those which are delegated to an administrator, custodian, transfer agent or other agent. The Funds bear all costs of their organization and operation that are not specifically required to be borne by another service provider.
As compensation for the Adviser’s services under the Advisory Agreement, each Fund pays the Adviser monthly an annualized fee based on a stated percentage of the average daily net assets of the Fund as set forth in the table below.
The first paragraph of the section of the SAI titled “Investment Management and Other Services – The Sub-Adviser” is replaced with the following:
The Adviser has engaged the services of Mendon to provide portfolio management services to the Financial Services Fund. For its sub-advisory services to the Fund, the Adviser pays Mendon an annualized sub-advisory fee equal to 0.375% of the Fund’s average daily net assets that are allocated to and managed by Mendon.

RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, Illinois 60603 Please retain this supplement with your Prospectus and SAI for future reference.